Exhibit 10.28
Logistics Agreement
This AGREEMENT made effective as of the April 1, 2002.
Between
OpNext, Inc. hereinafter call “OPI” a company incorporated in USA whose registered office is 1 Christopher Way, Eatontown, New Jersey 07724, U.S.A.
and
HITACHI TRANSPORT SYSTEM, LTD, hereinafter call “HTS” a company incorporated in Japan whose registered office is 7-2-18, Toyo, Koto-Ku, Tokyo 135-8372, Japan.
Whereas
(A)	OPI manufactures and distributes and sales in World Wide.

(B)	HTS provides, certain services relating to logistics of OPI and OPI’s subsidiaries, subject to and on the terms of this Agreement.
It is agreed as follows:
Interpretation
1.1	In this Agreement, unless the context otherwise requires the following expressions will have the following meanings:

“Agreement”	means this agreement, as amended from time to time;

“Commencement Date”	means April 1, 2002;

“OPI’s subsidiaries”	means OpNext Japan, Inc. (hereinafter call “OPJ”), OpNext Germany, GmbH. (hereinafter call “OPG”)

“HTS’s subsidiaries”	means Hitachi Transport System (America), Ltd. (hereinafter call “HTSA”), Hitachi Transport System (Nederland) B.V. (hereinafter call “HTSN”)

“OP”	means OPI and OPI’s subsidiaries ;

“HT”	means HTS and HTS’s subsidiaries ;

“End User”	means customers of OP, insofar as they purchase or receive products in the countries as mentioned on “Destination” ;

“Manager”	means the appointed managers of HT who will manage inside of HT to provide the Services as mentioned in APPENDIX 1.

“Restricted Information”	means any information relating to the products or OP which is disclosed pursuant to or in connection with this Agreement.

“Services”	means the services relating to the products specified in APPENDIX 1 to this agreement, as such schedule is amended time to time;

“Service Providers”	means third parties who provide services to HT in connection with HT’s performance of its obligations under this Agreement;

“Service Charges”	means the service charges set out in APPENDIX 3.

“Service Area”	means USA, Japan and Netherlands ;

“Destination”	means USA, Canada, Japan and countries in EU ;

“RMA”	means Return Material Authorization;

Service
2.1	HT will perform the Services in the Service Area in accordance with the terms of this Agreement. The contents of HT service is as APPEXDIX. 1. For Service Area, HT will submit its service contents and conditions time to time.

2.2	HT will provide three dedicated Managers consisted with each Manager from USA, Japan and Europe who will manage inside of HT to provide the Services as mentioned in APPENDIX 1.

2.3	HT will, in relation to the products:
(a)	Transport the products in accordance with the scope and the requirement from OP.

(b)	Storage the products only on the terms and conditions of the requirement from OP in the agreed facilities.
Service Charge, Payments and Administration
3.1	In consideration of the Services provided by HT hereunder in any month, OP will pay HT the relevant Service Charges against the HT invoice with the below mentioned payment terms. The payment amount will be based on actual handled volume with APPENDIX 3.
(a)	From OPI To HTSA : 15th of following month.

(b)	From OPJ To HTS : End of following month.

(c)	From OPG To HTSN : 15th of following month.
3.2	HT will submit their invoices to OP. The details of submission route is as follows. In case of other un-described charges was issued, the detail of invoicing will be discussed between OP and HT from time to time.
(a)	From HTSA To OPI
(1)	Drop Shipment to the End User in USA
(i)	Transportation fee from Narita Airport to the End User in USA.

(ii)	Customs duty and others, if it is necessary to pay to Government.

(2)	Shipment to Warehouse in Fremont, CA, USA
(i)	Transportation fee from Narita Airport to Warehouse in Fremont, CA, USA

(ii)	Customs duty and others, if it is necessary to pay to Government.
(3)	Storage fee for Warehouse in Fremont, CA, USA

(4)	Shipment from Warehouse in Fremont, CA, USA to the End User in USA and Canada.
(i)	In case of OPI is not responsible to deliver to the End User, shipment arrangement fee will be invoiced to OPI.

(ii)	In case of OPI is responsible to deliver to the End User, shipment arrangement fee and transportation fee from Warehouse in Fremont, CA, USA to the End User will be invoiced to OPI.
(5)	RMA for Returning to OPJ
(i)	Receiving fee from OPI and temporary storage fee at Warehouse in Fremont, CA, USA.

(ii)	Shipment and transportation fee from Warehouse in Fremont, CA, USA to Narita Airport.
(6)	RMA Re-Import to OPI from OPJ
(i)	Import Customs Clearance at San Francisco airport.

(ii)	Transportation fee from San Francisco airport to Warehouse in Fremont, CA, USA.

(ii)	Customs duty and others, if it is necessary to pay to Government.
(b)	From HTS To OPJ
(1)	Exportation
(i)	Transportation fee from Totsuka factory to Narita airport

(ii)	Export Customs Clearance fee

(iii)	Terminal fee at Narita airport
(2)	Domestic Sales
Transportation fee from Warehouse in Totsuka factory to the End User in Japan
(3)	RMA for Import to OPJ
(i)	Import Customs Clearance at Narita Airport.

(ii)	Transportation fee from Narita Airport to OPJ

(iii)	Import duty, import consumption tax or others, if it is necessary to pay to Government.

(4)	RMA for Re-Export from OPJ to OPI and OPG
(i)	Transportation fee from Totsuka factory to Narita airport

(ii)	Export Customs Clearance fee and Terminal fee at Narita airport.

(iii)	Transportation fee from Narita airport to San Francisco airport and Amsterdam airport.
(c)	From HTSN To OPG
(1)	Drop Shipment to the End User in EU
(i)	Transportation fee from Narita airport to End User in EU

(ii)	Customs duty and others, if it is necessary to pay to Government.
(2)	Shipment to Warehouse in Waadenburg, Netherlands
(ii)	Transportation fee from Narita airport to Warehouse in Waadenburg, Netherlands.

(ii)	Customs duty and others, if it is necessary to pay to Government.
(3)	Storage fee for Warehouse in Waadenburg, Netherlands

(4)	Shipment from Warehouse in Waadenburg, Netherlands to the End User in EU.
(i)	In case of OPG is not responsible to deliver to the End User, shipment arrangement fee will be invoiced to OPG.

(ii)	In case of OPG is responsible to deliver to the End User, shipment arrangement fee and transportation fee from Warehouse in Waadenburg, Netherlands to the End User will be invoiced to OPG.
(5)	RMA for Returning to OPJ
(i)	Receiving products from OPG and temporary storage fee at Warehouse in Waadenburg, Netherlands.

(ii)	Shipment and arrangement fee from Warehouse in Waadenburg, Netherlands to Narita airport.
(6)	RMA Re-Import to OPG from OPJ
(i)	Customs Clearance fee at Amsterdam airport.

(ii)	Transportation fee from Amsterdam airport to Warehouse in Waadenburg, Netherlands.

(ii)	Customs duty and others, if it is necessary to pay to Government.
3.3	The currency for invoicing from HT to OP is as mentioned below.
(a)	From HTSA To OPI : US$

(b)	From HTS To OPJ : JPY

(c)	From HTSN To OPG : EUR
3.4	HTS will submit a monthly summery sheet which will describe all the invoice details from HT to OP.
Confidentiality (Non-disclosure)
4.1	OP will provide HT with Restricted Information necessary for HT to provide the Services. HT will use such Restricted Information solely for the purpose of providing the Services and will keep such Restricted Information secret and confidential during the continuance of this Agreement and for a period of 3 years after its expiry or earlier termination and will not disclose such Restricted Information to any third party other than to such of HT’s employees, Service Providers (only to the extent necessary for such Service Providers to perform the relevant services required by HT), professional advisers and insurers to whom disclosure is necessary in order for HT to provide the Services. HT will consult with OP about treatment of related documents, such as disposal by HT, submission to OP or others, if HT require.

4.2	Clause 4.1 will not apply to information i) which is or comes into the public domain, ii) which is legally required to be disclosed by any competent courts or administrative agencies or otherwise required to be disclosed under any applicable laws. Before disclosing, however, HT will consult with OP the availability to disclose.

4.3	In the event that OP receives or is given access to HT’s confidential information, OP will have the same obligations with respect to such information as does HT with respect to Restricted Information.
Force majeure
5.	If either party is unable to perform its obligations under this Agreement due to causes beyond its control (including but not limited to Act of God, fire, actions of military forces, civil commotion, any restriction, regulation, order, act or omission or operation by any local authority or government department, official or unofficial national or regional industrial action) the party unable to perform its obligations will notify the other party immediately of such inability and the provisions of this Agreement will be suspended during the period of inability. However, the party unable to perform its obligations will use all reasonable endeavours to overcome such inability and will notify the other party when the inability ceases, whereupon the provisions of this Agreement will come back into effect
Term
6.1	This Agreement will have an initial term of one year from the Commencement Date (the “Initial Term”) and, subject to Clause 7 hereof, will renew automatically thereafter for further terms of one year (each, a “Subsequent Term”), unless either party hereto gives a written notice to terminate this Agreement to the other party two months prior to the end of the Initial Term or any Subsequent Term, as the case may be.

6.2	The contents of this agreement including Service Charges will be reviewed every September. The reviewed contents will be effected from every coming November 1. However, if modification, additions and deletions are necessary during agreement period, OP and HT will discuss and agree with good face time to time.
Termination
7.1	Either party will be entitled forthwith to terminate this Agreement by written notice if:

(a)	The other party has adopted a corporate resolution for dissolving or otherwise winding up its business;

(b)	The other party has suspended payment of its debts due to financial inability for three months;

(c)	The other party has filed for bankruptcy, special liquidation, civil rehabilitation or similar;

7.2	Upon the occurrence of any of the events set forth in Clause 7.1 above with regard to either party, any outstanding amount owed by such party to the other party pursuant to this Agreement will be deemed to become due and payable immediately.
Assignability
8.	Either party may not assign this Agreement and its rights and obligations hereunder to any person without the other party’s prior written consent:
Consultation.
9.	The parties will consult with each other in good faith in order to resolve any disagreement between the parties.
Arbitration and Governing Law
10.	All disputes, controversies or claims arising out of or in connection with this Agreement including its interpretation, termination or invalidity shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by a sole arbitrator appointed in accordance with those Rules. The seat of the arbitration shall be in USA. The language of arbitration will be in English.
Notices
11.1	All notices given pursuant to this Agreement will be sent by confirmed facsimile transmission, electronic mail, pre-paid registered mail or hand delivery with signed receipt to the addresses set out below or to such other addresses as notified from time to time in accordance with this Clause.

For OPI:	1 Christopher Way, Eatontown,

New Jersey, 07724, U.S.A.

For HTS:	7-2-18, Toyo, Koto-ku, Tokyo 135-8372, Japan

11.2	Any notice sent by electronic mail and facsimile transmission will be deemed to have been duly sent on the date of transmission.
Amendments
13.	This Agreement may not be modified except by an instrument in writing signed by the duly authorized representatives of the parties.
entire agreement
14.	This Agreement sets out the entire agreement and understanding between the parties with respect to the subject matter hereof. This Agreement supersedes all previous agreements, arrangements and understandings between the parties with respect to the subject of this Agreement, which will cease to have any further force or effect.

In witness whereof, the parties have caused this Agreement to be executed by their duly authorized representatives.
SIGNED for and on behalf of
OpNext, Inc.
/s/ Lawrence Dooling

Name: Lawrence Dooling
Title: VP & CIO
Date: 3/26/02
SIGNED for and on behalf of
Hitachi Transport System, Ltd.
/s/ Shizuo Seki

Name: Shizuo Seki
Title: General Manager
Date: 25th of March 2002

LIST OF APPENDIX

APPENDIX 1		Service Menu

APPENDIX 2	(Part 1.)	Procedure for Drop Shipment to End User in USA

APPENDIX 2	(Part 2.)	Procedure for Storage Shipment to Fremont Warehouse in USA

APPENDIX 2	(Part 3.)	Procedure for Receiving, Storage and Shipment at Fremont Warehouse in USA to End User in USA & Canada

APPENDIX 2	(Part 4.)	Procedure for Drop Shipment to End User in EU

APPENDIX 2	(Part 5.)	Procedure for Storage Shipment to Waadenburg Warehouse in Netherlands

APPENDIX 2	(Part 6.)	Procedure for Receiving, Storage and Shipment at Waadenburg Warehouse in Netherlands to End User in EU

APPENDIX 3	(Part 1)	Service Fee for Drop Shipment to End User in USA

APPENDIX 3	(Part 2)	Service Fee for Shipment from Narita airport to Warehouse in Fremont, and Shipment from Warehouse in Fremont to End User in Continental, USA

APPENDIX 3	(Part 3)	Service Fee for Shipment from Narita airport to Warehouse in Fremont, and Shipment from Warehouse in Fremont to End User in Hawaii, USA

APPENDIX 3	(Part 4)	Service Fee for Shipment to Warehouse in Fremont, and Shipment from Warehouse in Fremont to End User in Canada

APPENDIX 3	(Part 5)	Service Fee for Drop Shipment to End User in EU

APPENDIX 3	(Part 6)	Service Fee for Shipment from Warehouse in Waadenburg to End User in EU

APPENDIX 3	(Part 7)	Service Fee for Shipment from Narita airport to Warehouse in Waadenburg

APPENDIX 3	(Part 8)	Warehouse Fee at Fremont, USA

APPENDIX 3	(Part 9)	Warehouse Fee at Waadenberg, Netherlands

APPENDIX 3	(Part 10)	RMA Fee from OPI

APPENDIX 3	(Part 11)	RMA Fee from OPG

APPENDIX 3	(Part 12)	RMA Freight from OPI

APPENDIX 3	(Part 13)	RMA Freight from OPG

APPENDIX 3	(Part 14)	RMA Import Fee at Narita Airport

APPENDIX 4	(Part 1)	Cargo & Document Flow for Shipment to OPI

APPENDIX 4	(Part 2)	Cargo & Document Flow for Shipment to OPG

APPENDIX 5	(Part 1)	Outline for Shipment to OPI

APPENDIX 5	(Part 2)	Outline for Shipment to OPG

APPENDIX 1
Service Menu
1.	Exportation from Japan
1.1	Transportation from OPJ Totsuka factory to Narita airport.

1.2	Export Customs Clearance.

1.3	Documentation related Exportation in Japan and Importation at Destination Airport.
2.	Import and Delivery in USA
2.1	Import Customs Clearance at San Francisco Airport in USA.

2.2	Transfer to the Service Providers of HTS.

2.3	Delivery to the End User in USA.

2.4	Management of the Service Providers of HTS.
3.	Import and Delivery in EU
3.1	Import Customs Clearance at Airport in Netherlands.

3.2	Transfer to the Service Providers of HTS.

3.3	Delivery to the End User in EU.

3.4	Management of the Service Providers of HTS.
4.	Domestic Delivery in Japan
4.1	Storage in the Warehouse in Japan.

4.2	Delivery to the End User in Japan.
5.	Related Data Management for Transportation
5.1	Shipping Instruction Data Receiving.

5.2	T2 Data (Confirmation of Customs Clearance of Exportation from Japan) Returning.

5.3	T3 Data (Confirmation of Import Customs Clearance at Destination Airpport) Returning.

5.4	T4 Data (Confirmation of Delivery at the Instructed Delivery Place) Data Sending.
6.	Storage at the Warehouse in Fremont, CA, USA
6.1	Receiving and In-Bounding to Warehouse.

6.2	Picking and Out-Bounding.

6.3	Arrangement of Shipping to the Instructed End User.
7.	Storage at the Warehouse in Waadenburg, Netherland
7.1	Receiving and In-Bounding to Warehouse.

7.2	Picking and Out-Bounding.

7.3	Arrangement of Shipping to the Instructed End User.
8.	Return Shipment from OP
8.1	Receiving at Warehouse in Fremont, CA, USA and Waadenburg, Netherland from OP.

8.2	In-Bounding returned products.

8.3	Picking and Out-Bounding.

8.4	Arrangement of Shipping to OpNext Japan, Inc. Totsuka Works in accordance with the return shipment instruction from OP.

APPENDIX 2
(Part 1.)
Procedure for Drop Shipment to End User in USA
Procedure
1. OP
OP will send shipping instruction data from Oracle System of OP to Higlos System of HTS via electric method.
This data transfer time will be two times per day with the below mentioned time schedule in Japan.
(1)	First Time : PM 2:00 (Japan Time)

(2)	Second Time : PM 4:00 (Japan Time)
2. HTS Totsuka Sales Office (hereinafter call “HTS-Totsuka”)
(1)	HTS-Totsuka will dispatch the packed products to Narita airport.
3. HTS Air Cargo Division 1 (hereinafter call “HTS-KA1”)
(1)	HTS-KA1 will receive the above mentioned (2.(1)) shipping instruction data by Higlos system.

(2)	The received data will be used for generation of the below mentioned documents
(a)	Commercial Invoice
	Shipper : OpNext Japan, Inc

‚	Buyer : OpNext, Inc.

ƒ	Delivery To : End User
(b)	Packing List
(3)	HTS-KA1 will generate necessary HAWB with the below mentioned conditions.
(a)	Shipper : OpNext Japan, Inc.

(b)	Consignee : OpNext, Inc.

(c)	Destination : San Francisco, USA
(4)	HTS-KA1 will send the Packing List to HTS-Narita warehouse for attachment to the actual carton box for the End User.

(5)	HTS-KA1 will arrange Airline pouch with the below mentioned documents only.
(a)	Packing List

(b)	HAWB

(c)	MAWB
(6)	HTS-KA1 will send the below mentioned documents to HTSA-SFO as shipping advice through fax.
(a)	Commercial Invoice

(b)	Packing List

(c)	HAWB

(d)	MAWB
4. HTS Narita Operation Office (hereinafter call “HTS-Narita”)
(1)	HTS-Narita will arrange export customs clearance to Customs Office.

(2)	HTS-Narita will attach the packing list to the actual carton box which packing list will be received from HTS-KA1 as mentioned 3. (4).

(3)	HTS-Narita will transfer the customs cleared products to the booked Airline Company’s warehouse at Narita Airport.
5. HTSA San Francisco Sales Office (hereinafter call “HTSA-SFO”)
(1)	HTSA-SFO will receive shipping advice as mentioned 3. (6).

(2)	After arrival of flight at San Francisco Airport, HTSA-SFO will arrange import customs clearance.

(3)	Cleared products will be transferred to FedEx warehouse for ship to each End User. The end user name will be referred on the commercial invoice as mentioned “Delivery To : ”.

(4)	The commercial invoice as mentioned 3. (2) will not be attached on the carton box nor delivered to he End User.

(5)	AWB of FedEx will be generated with as mentioned below.
(a)	Shipper : OpNext, Inc. / HTSA

(b)	Consignee : End User

APPENDIX 2
(Part 2.)
Procedure for Storage Shipment to Fremont Warehouse in USA
Procedure
1. OP
OP will send shipping instruction data from Oracle System of OP to Higlos System of HTS via electric method.
This data transfer time will be two times per day with the below mentioned time schedule in Japan.
(3)	First Time : PM 2:00 (Japan Time)

(4)	Second Time : PM 4:00 (Japan Time)
2. HTS-Totsuka
(2)	HTS-Totsuka will dispatch the packed products to Narita airport.
3. HTS-KA1
(7)	HTS-KA1 will receive the above mentioned (2.(1)) shipping instruction data by Higlos system.

(8)	The received data will be used for generation of the below mentioned documents
(c)	Commercial Invoice
	Shipper : OpNext Japan, Inc

‚	Buyer : OpNext, Inc.

ƒ	Delivery To : Fremont, CA, USA
(d)	Packing List
(9)	HTS-KA1 will generate necessary HAWB with the below mentioned conditions.
(d)	Shipper : OpNext Japan, Inc.

(e)	Consignee : OpNext, Inc.

(f)	Destination : San Francisco, USA
(10)	HTS-KA1 will send the Packing List to HTS-Narita warehouse for attachment to the actual carton box.

(11)	HTS-KA1 will arrange Airline pouch with the below mentioned documents only.
(d)	Packing List

(e)	HAWB

(f)	MAWB
(12)	HTS-KA1 will send the below mentioned documents to HTSA-SFO as shipping advice through fax.
(e)	Commercial Invoice

(f)	Packing List

(g)	HAWB

(h)	MAWB
4. HTS-Narita
(4)	HTS-Narita will arrange export customs clearance to Customs Office.

(5)	HTS-Narita will attach the packing list to the actual carton box which packing list will be received from HTS-KA1 as mentioned 3. (4).

(6)	HTS-Narita will transfer the customs cleared products to the booked Airline Company’s warehouse at Narita airport.
5. HTSA-SFO
(6)	HTSA-SFO will receive shipping advice as mentioned 3. (6).

(7)	After arrival of flight at San Francisco Airport, HTSA-SFO will arrange import customs clearance.

(8)	Cleared goods will be delivered to Fremont Warehouse.

APPENDIX 2
(Part 3.)
Procedure for Receiving, Storage and Shipment
at Fremont Warehouse in USA to End User in USA & Canada
Procedure
1.	In-Bounding to Inventory

1.1	HTSA Fremont Sales Office (hereinafter call “HTSA-Fremont”)
(1)	HTSA-Fremont will receive the products from HTSA-SFO.

(2)	HTSA-Fremont will inbound the arrived products in accordance with the manual for in-bounding which is provided by OP.

(3)	The products will be stored in the shelf or approved method by OP.
2. Out-Bounding from Inventory
2.1	OPI
(1)	OPI will encode the picking instruction to Oracle System for enable HTSA-Fremont to perform the necessary out-bounding work for shipment to End User in USA.
2.2	HTSA-Fremont
(1)	HTSA-Fremont will receive out-bound instruction through Oracle System at Fremont Warehouse.

(2)	HTSA-Fremont will issue the below mentioned documents through Oracle System at Fremont Warehouse.
(a)	Picking Slip

(b)	Barcode Label which shows details of products to be shipped out to End User.
(3)	HTSA-Fremont will pack the instructed products in accordance with packing specification, if it is necessary.

(4)	HTSA-Fremont will put the picking slip into the carton box for delivery to End User.

(5)	HTSA-Fremont will attach the barcode label on the side of carton box.

(6)	HTSA-Fremont will issue the FedEx AWB for delivery to End User. The contents of FedEx AWB will be as mentioned below. The issued AWB will be attached on the carton box.
(a)	Shipper : OpNext, Inc. / HTSA

(b)	Consignee : End User
(7)	Upon completion from 2.2 (1) to 2.2 (6), HTSA-Fremont will ship the products to End User.

(8)	HTSA-Fremont will provide necessary staff for actual inventory counting in accordance with the requirement from OPI.
3. Storage in the Warehouse
3.1	The stored products will be stored in the shelf or approved method by OP.

3.2	The stored products will be protected by inner packaging material which will be arranged at the factory in Japan. Therefore anti-static treatment will not be required to the shelf and other facilities and the staff who will handle the inner packed products.

APPENDIX 2
(Part 4.)
Procedure for Drop Shipment to End User in EU
Procedure
1. OP
OP will send shipping instruction data from Oracle System of OP to Higlos System of HTS via electric method.
This data transfer time will be two times per day with the below mentioned time schedule in Japan.
(5)	First Time : PM 2:00 (Japan Time)

(6)	Second Time : PM 4:00 (Japan Time)
2. HTS-Totsuka
(3)	HTS-Totsuka will dispatch the packed products to Narita airport.
3. HTS-KA1
(13)	HTS-KA1 will receive the above mentioned (2.(1)) shipping instruction data by Higlos system.

(14)	The received data will be used for generation of the below mentioned documents
(e)	Commercial Invoice
	Shipper : OpNext Japan, Inc

‚	Buyer : OpNext Germany, GmbH.

ƒ	Delivery To : End User
(f)	Packing List
(15)	HTS-KA1 will generate necessary HAWB with the below mentioned conditions.
(g)	Shipper : OpNext Japan, Inc.

(h)	Consignee : OpNext Germany, GmbH.

(i)	Destination : Amsterdam, Netherlands
(16)	HTS-KA1 will send the Packing List to HTS-Narita warehouse for attachment to the actual carton box for the End User.

(17)	HTS-KA1 will arrange Airline pouch with the below mentioned documents only.
(g)	Packing List

(h)	HAWB

(i)	MAWB
(18)	HTS-KA1 will send the below mentioned documents to HTSN as shipping advice through fax.
(i)	Commercial Invoice

(j)	Packing List

(k)	HAWB

(l)	MAWB
4. HTS-Narita
(7)	HTS-Narita will arrange export customs clearance to Customs Office.

(8)	HTS-Narita will attach the packing list to the actual carton box which packing list will be received from HTS-KA1 as mentioned 3. (4).

(9)	HTS-Narita will transfer the customs cleared products to the booked Airline Company’s warehouse at Narita Airport.
5. HTSN
(9)	HTSN will receive shipping advice as mentioned 3. (6).

(10)	After arrival of flight at Amsterdam, Netherlands, HTSN will arrange import customs clearance.

(11)	Cleared products will be transferred to DHL warehouse for ship to each End User. The End User name will be referred on the commercial invoice as mentioned “Delivery To : ”.

(12)	The commercial invoice as mentioned 3. (2) will not be attached on the carton box nor delivered to the End User.

(13)	AWB of DHL will be generated with as mentioned below.
(a)	Shipper : OpNext Germany, GmbH / HTSN

(b)	Consignee : End User

APPENDIX 2
(Part 5)
Procedure for Storage Shipment to Waadenburg Warehouse in Netherlands
Procedure
1. OP
OP will send shipping instruction data from Oracle System of OP to Higlos System of HTS via electric method.
This data transfer time will be two times per day with the below mentioned time schedule in Japan.
(7)	First Time : PM 2:00 (Japan Time)

(8)	Second Time : PM 4:00 (Japan Time)
2. HTS-Totsuka
(4)	HTS-Totsuka will dispatch the packed products to Narita airport.
3. HTS-KA1
(19)	HTS-KA1 will receive the above mentioned (2.(1)) shipping instruction data by Higlos system.

(20)	The received data will be used for generation of the below mentioned documents
(g)	Commercial Invoice
	Shipper : OpNext Japan, Inc

‚	Buyer : OpNext Germany, GmbH.

ƒ	Delivery To : Waadenburg, Netherlands.
(h)	Packing List
(21)	HTS-KA1 will generate necessary HAWB with the below mentioned conditions.
(j)	Shipper : OpNext Japan, Inc.

(k)	Consignee : OpNext Germany, GmbH.

(l)	Destination : Amsterdam, Netherlands
(22)	HTS-KA1 will send the Packing List to HTS-Narita warehouse for attachment to the actual carton box for the End User.

(23)	HTS-KA1 will arrange Airline pouch with the below mentioned documents only.
(j)	Packing List

(k)	HAWB

(l)	MAWB
(24)	HTS-KA1 will send the below mentioned documents to HTSN as shipping advice through fax.
(m)	Commercial Invoice

(n)	Packing List

(o)	HAWB

(p)	MAWB
4. HTS-Narita
(10)	HTS-Narita will arrange export customs clearance to Customs Office.

(11)	HTS-Narita will attach the packing list to the actual carton box which packing list will be received from HTS-KA1 as mentioned 3. (4).

(12)	HTS-Narita will transfer the customs cleared products to the booked Airline Company’s warehouse at Narita Airport.
5. HTSN
(14)	HTSN will receive shipping advice as mentioned 3. (6).

(15)	After arrival of flight at Amsterdam Airport, HTSN will arrange bonded transfer to Waadenburg Warehouse.

APPENDIX 2
(Part 6)
Procedure for Receiving, Storage and Shipment
at Waadenburg Warehouse in Netherlands to End User in EU
Procedure
1. In-Bounding to Inventory
1.1	HTSN
(4)	HTSN will receive the products from Amsterdam Airport.

(5)	HTSN will inbound the arrived products in accordance with the manual for in-bounding which is provided by OPG.

(6)	The products will be stored in the shelf or approved method by OP.
2. Out-Bounding from Inventory
2.1	OPG
(2)	OPG will encode the picking instruction to Oracle System for enable HTSN to perform the necessary out-bounding work for shipment to End User in EU.
2.2	HTSN
(9)	HTSN will receive out-bound instruction through Oracle at Waadenburg Warehouse.

(10)	HTSN will issue the below mentioned documents through Oracle System at Waadenburg Warehouse.
(c)	Picking Slip

(d)	Barcode Label which shows details of products to be shipped out to End User.
(11)	HTSN will pack the instructed products in accordance with packing specification.

(12)	HTSN will put the picking slip into the carton box for delivery to End User.

(13)	HTSN will attach the barcode label on the side of carton box.

(14)	HTSN will issue the DHL AWB for delivery to End User. The contents of DHL AWB will be as mentioned below. The issued AWB will be attached on the carton box.
(c)	Shipper : OpNext Germany, GmbH / HTSN

(d)	Consignee : End User
(15)	Upon completion from 2.2 (1) to 2.2 (6), HTSN will ship the products to End User.

(16)	HTSN will provide necessary staff for actual inventory counting in accordance with the requirement from OPG.
3. Storage in the Warehouse
3.1	The stored products will be stored in the shelf or approved method by OP.

3.2	The stored products will be protected by inner packaging material which will be arranged at the factory in Japan. Therefore anti-static treatment will not be required to the shelf and other facilities and the staff who will handle the inner packed products.

APPENDIX 3
(Part 8)

Hitachi Transport System (America), Ltd. Semiconductor Distribution Center 41460 Boyce Road · Fremont, CA 94538 Telephone 510.770.0444 · Fax 510.770.0755
September 24, 2001
Dear OpNext, Inc. Representative,
Thank you very much for giving us opportunity of business.
We are pleased to provide you with the following quotation(s):
Warehouse Fee at Fremont, USA

1. Receiving	$3.45/Carton

2. Shipping (Consist of next 2 categories/EX-Warehouse)

• Processing	$5.75/Shipping instruction/part name

• Handling	$3.45/Carton

3. Storage	$4.42/QFt/Month
(Minimum charge : $300.00/Month)
(Part name by Part name Location. Less than 1QFt counts for 1QFt.)
(Storage calcuration; previous month/end ttl volume + this month ttl receiving)

Remarks;	This quotation is based on current manner of Warehouse operation, does not include below.

• Set up (customize) fee for inventory controll system & P.C., Printer.

• Processing fee for Return Material

• Product Disposal fee (In the event of Product scrap request)

• Special service such as Serial Number Tracking.
Sincerely,
Hiromoto Sekizawa
Hitachi Transport System (America), Ltd.
Semiconductor Distribution Center

APPENDIX 3
(Part 9)
Hitachi Transport Systeem Nederland
October 18, 2001
Dear OpNext, Inc.
We are very glad to have received your request for quotation. In response to your inquiry, we would like to submit the following quotation;
Warehouse Fee at Waadenbutg, Netherlands

1. Handling in	EUR2.50/carton
     Handling goods in, sorting, check quality and quantity
     Pallet in and out rack location

2. Storage	EUR6.50/m2/week
(Minimum EUR100.00/week)
*Storage calculation: average sqm in week x unit price

3. Handling out	EUR2.50/carton
     Picking, Packing, Handling goods out, create and print shipping documents
4. Additional service
     If any, additional service calculated by EUR50.00/manhour

Remarks:	- This price is based on cargo volume 3ton/month (on chargeable weight basis).

- not include hardware, software and set up fee for OpNext’s system.

- not include packing material expense.

- not include processing fee for return cargo.

- not include product disposal fee.
Sincerely
Business Development Manager
Masaaki Homma
Hitachi Transport Systeem Nederland BV

APPENDIX 3
(Part 10)

Hitachi Transport System (America), Ltd. Semiconductor Distribution Center 41460 Boyce Road · Fremont, CA 94538 Telephone 510.770.0444 · Fax 510.770.0755
September 24, 2001
Dear OpNext, Inc. Representative,
Thank you very much for giving us opportunity of business.
We are pleased to provide you with the following quotation(s):
RMA Fee from OPI

1. Receiving	$3.45/Carton

2. Shippng fee for Return Material (Consist of next 2 categories/EX-Warehouse)

• Processing	$17.25/RMA#
(Fixed cost, ship or scrap)

• Handling	$0.25/product pc
(Q’ty count, part name verification, inspection for damage)

3. Storage	$4.42/QFt/Month
(Minimum charge : $300.00/Month)
(Part name by Part name Location. Less than 1QFt counts for 1QFt.)
(Storage calcuration; previous month/end ttl volume + this month ttl receiving)

Remarks;	This quotation is based on current manner of Processing RMA (Return Material). Does not include below.

• Set up (customize) fee for inventory controll system & P.C., Printer.

• Product Disposal fee (In the event of Product scrap request)

• Special service such as Serial Number Tracking.
Sincerely,
Hiromoto Sekizawa
Hitachi Transport System (America), Ltd.
Semiconductor Distribution Center

APPENDIX 3
(Part 11)
     Hitachi Transport Systeem Nederland
October 24, 2001
Dear OpNext, Inc.
We are very glad to have received your request for quotation. In response to your inquiry, we would like to submit the following quotation;
RMA Fee from OPG

1. Receiving	EUR3.00/carton

2. Shipping fee for Return Material
Processing Fee	EUR20.00/RMA#
Handling	EUR0.30/product pcs
(Q’ty count, part name verification, inspection for damage)

3. Storage	EUR6.50/m2/week
(Minimum EUR100.00/week)
*Storage calculation: average sqm in week x unit price
5. Additional service
     If any, additional service calculated by EUR50.00/manhour

Remarks:	- not include hardware, software and set up fee for OpNext’s system.

- not include re-packing material expense.

- not include product disposal fee
Sincerely
Business Development Manager
Masaaki Homma
Hitachi Transport Systeem Nederland BV